UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2007

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 18, 2007, The PMI Group, Inc. ("PMI") issued a press release entitled, "The PMI Group, Inc. Announces Housing, Mortgage and Credit Market Conditions to Adversely Affect Third Quarter 2007 Results." A copy of this press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Cautionary Statement: Statements in this Current Report on Form 8-K and its exhibit that are not historical facts, or that relate to future plans, events or performance are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include PMI's expectation with respect to its consolidated third quarter 2007 financial results. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements. Such factors include, among others, national or regional recessions, credit market disruptions, war or terrorist activity, and regulatory and legislative developments. In particular, further deterioration in the housing, mortgage and related credit markets would likely harm PMI's future consolidated results of operations. Declines in housing values and/or housing demand, deterioration of borrower credit, higher unemployment rates, changes in interest rates, higher levels of consumer credit, higher mortgage default and claim rates, higher claim sizes, the aging of PMI's mortgage insurance portfolios, adverse changes in liquidity in the capital markets and the contraction of credit markets could negatively affect PMI's US Mortgage Insurance Operations' financial performance, including its total incurred losses. Ratings actions with respect to PMI's credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to its insurance subsidiaries; the use of alternatives to mortgage insurance; the possibility that PMI or its unconsolidated subsidiaries may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves or fail to estimate accurately the fair value amounts of derivative financial contracts in determining gains and losses on these contracts; and PMI's vulnerability to the performance of its unconsolidated subsidiaries which it does not control could harm its consolidated financial condition and results of operations. Other risks and uncertainties are discussed in PMI's SEC filings, including its Annual Report Form 10-K for the year ended December 31, 2006 (in Item 1A) and Quarterly Report on Form 10-Q for the quarter ended June 30, 2007. PMI undertakes no obligation to update forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

October 18, 2007	By:	Donald P. Lofe, Jr.

Name: Donald P. Lofe, Jr.
Title: Executive Vice President and Chief Financial Officer

The PMI Group, Inc.

October 18, 2007	By:	Thomas H. Jeter

Name: Thomas H. Jeter
Title: Senior Vice President, Chief Accounting Officer and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	The PMI Group, Inc. Press Release, Dated October 18, 2007